Exhibit 10.49.2

AMENDMENT NO. 2

TO

SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amendment No. 2 to the Second Amended and Restated Registration Rights Agreement (this “Amendment”) is made and entered into effective November [ ], 2023 (the “Amendment Effective Date”) between Arch Therapeutics, Inc., a Nevada corporation (the “Company”), and certain holders of the Company’s securities identified on the signature pages hereto (collectively, the “Consenting Holders”). Capitalized terms not defined herein shall have the same meaning as set forth in the Second Amended and Restated Registration Rights Agreement.

RECITALS:

WHEREAS, the Company and the Consenting Holders identified on the signature pages thereto entered into the Second Amended and Restated Registration Rights Agreement dated as of May 15, 2023, as amended on June 17, 2023 (as amended, the “Second A&R Registration Rights Agreement”);

WHEREAS, Section 7(c) of the Second A&R Registration Rights Agreement provides that any provision of the Second A&R Registration Rights Agreement may be amended with the written consent of the Company and the Holders of 51% or more of the then outstanding Registrable Securities;

WHEREAS, the Company and the Consenting Holders wish to amend the Second A&R Registration Rights Agreement in order to extend the date of the Effectiveness Deadline; and

WHEREAS, the Consenting Holders collectively constitute 51% or more of the outstanding Registerable Securities.

NOW, THEREFORE, for due and adequate consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. The definitions of Effectiveness Deadline and Filing Deadline in Section 1 of the Second A&R Registration Rights Agreement shall be amended and restated as follows:

““Effectiveness Deadline” means, (i) with respect to the Initial Registration Statement required to be filed hereunder, the 90th calendar day following July 6, 2022; (ii) with respect to the Second Closing Registration Statement required to be filed hereunder, the 60th calendar day following the date of its filing; (iii) with respect to the Third Closing Registration Statement required to be filed hereunder, the 60th calendar day following the date of its filing; and (iv) with respect to any additional Registration Statements which may be required pursuant to Section 2(c), the 60th calendar day following the date on which an additional Registration Statement is required to be filed hereunder; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Deadline falls on a day that is not a Trading Day, then the Effectiveness Deadline shall be the next succeeding Trading Day.”

““Filing Deadline” means: (i) with respect to the Initial Registration Statement, the date that is 45 days following the First Closing; (ii) with respect to the Second Closing Registration Statement, the earlier of (A) the date that is 30 days following the Uplist Transaction, and (B) November 30, 2023; and (iii) with respect to the Third Closing Registration Statement, the earlier of (A) the date that is 30 days following the Uplist Transaction, and (B) November 30, 2023; and (iv) with respect to any additional Registration Statements which may be required pursuant to Section 2(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.”

2. The Second A&R Registration Rights Agreement is hereby amended by adding a new Section 2(a)(iv) thereof as follows:

“(iv)  As used herein, “Uplist S-1” means the registration statement on Form S-1 pursuant to which the public offering of Common Stock is made that results in the Uplist Transaction. Notwithstanding anything contained herein to the contrary, the Company shall include in the Uplist S-1 all of the Registrable Securities that have not yet been registered by a Registration Statement as of the time the Uplist S-1 is declared effective under the Securities Act. Further, for the avoidance of doubt, the Uplist S-1 shall be considered a Registration Statement for purposes of this Agreement.”

3. Except as modified by this Amendment, all other terms and conditions in the Second A&R Registration Rights Agreement shall remain in full force and effect and this Amendment shall be governed by all provisions thereof, including Section 7(h) regarding governing law. No reference to this Amendment need be made in any instrument or document making reference to the Second A&R Registration Rights Agreement; any reference to the Second A&R Registration Rights Agreement in any such instrument or document shall be deemed a reference to the Second A&R Registration Rights Agreement as amended hereby. The Second A&R Registration Rights Agreement as amended hereby shall be binding upon the parties thereto and their respective assigns and successors.

4. This Amendment may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

ARCH THERAPEUTICS, INC.

By:
Name:	Michael S. Abrams
Title:	Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR CONSENTING HOLDERS FOLLOWS]

[CONSENTING HOLDERS SIGNATURE PAGES TO AMENDMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Buyer:_____________________________________________________

Signature of Authorized Signatory of Buyer:_______________________________

Name of Authorized Signatory:_________________________________________

Title of Authorized Signatory:__________________________________________

4